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EXHIBIT 10.13 AMENDED EMPLOYMENT AGREEMENT DATED MARCH 15, 2001 BETWEEN AMERICAN
MEDICAL TECHNOLOGIES, INC. AND BEN J. GALLANT



                                       2nd AMENDMENT TO EMPLOYMENT AGREEMENT

         This Agreement shall be effective as of the 1st day of August, 2001 between American Medical Technologies, Inc., a Delaware Corporation (the "Company") and Ben J. Gallant ("Gallant").

         WHEREAS, the Company and Gallant entered into an Employment Agreement dated August 1, 1999, and (the "Employment Agreement"), as amended, and

         WHEREAS, the Company and Gallant desire to extend the Employment Agreement;

         NOW THEREFORE, for good and for valuable consideration, the parties agree as follows:

         The Employment Agreement is extended from August 1, 2001 through July 31, 2003 on the same terms and conditions with the sole exception being that the base salary of Gallant shall be $250,000 per year.

     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

                           American Dental Technologies, Inc.

                           By: /s/ John Vickers, III
                           -----------------------------------------------
                           John Vickers, III, Executive Vice President and Secretary by Authority of Board of Directors on March 15, 2001

                           /s/ Ben J. Gallant
                           -----------------------------------------------
                           Ben J. Gallant


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